Fair value measurements	12 Months Ended
Dec. 31, 2025
EBP 010
EBP, Investment, Fair Value and NAV [Line Items]
Fair value measurements	Fair value measurements
FASB ASC 820 establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FASB ASC 820 are described as follows:
Level 1 - inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Plan has the ability to access.
Level 2 - inputs to the fair value measurement that include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 - inputs to the fair value measurement that are unobservable inputs for the asset or liability.
The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.
A summary by level within the fair value hierarchy (as defined above) of the Plan’s investments measured at fair value on a recurring basis is as follows:

	Level 1	Level 2	December 31, 2025

Registered investment companies	$350,602,752	$—	$350,602,752
Company common stock fund	—	21,634,975	21,634,975
Total investments in fair value hierarchy	350,602,752	21,634,975	372,237,727
Common collective trusts measured at net asset value (1)	—	—	385,638,305
Total investments, at fair value	$350,602,752	$21,634,975	$757,876,032

	Level 1	Level 2	December 31, 2024

Registered investment companies	$322,899,889	$—	$322,899,889
Company common stock fund	—	33,639,899	33,639,899
Total investments in fair value hierarchy	322,899,889	33,639,899	356,539,788
Common collective trusts measured at net asset value (1)	—	—	334,344,077
Total investments, at fair value	$322,899,889	$33,639,899	$690,883,865
(1)    The common collective trusts are measured at the net asset value of units held at December 31, 2025 and December 31, 2024. In accordance with ASC 820, certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in the above totals are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of net assets available for benefits. Redemptions for common collective trusts are allowed daily without any restrictions or notice periods, and there are no unfunded commitments.
The following is a description of the valuation methodologies used for assets measured in fair value hierarchy:
•Registered investment companies are valued at quoted market prices, which represent the net asset value of shares held by the Plan at year end. The funds are deemed to be actively traded.
•The Company common stock fund is valued at the combined market value of the underlying stock based upon the closing price of the stock on its primary exchange times the number of shares held and the short-term cash component at year end.